EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2019
EARNINGS (LOSS) PER SHARE [Abstract]
EARNINGS (LOSS) PER SHARE
13.	EARNINGS (LOSS) PER SHARE

Basic earnings per share (“EPS”) are computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

All figures in USD except number of shares and earnings (loss) per common share	2019	2018	2017
Numerator:
Net Loss	(10,352)	(95,306)	(204,969)
Denominator:
Basic - Weighted Average Common Shares Outstanding	142,571,361	141,969,666	103,832,680
Dilutive – Weighted Average Common Shares Outstanding	142,571,361	141,969,666	103,832,680
Loss per Common Share:
Basic	(0.07)	(0.67)	(1.97)
Diluted	(0.07)	(0.67)	(1.97)

On March 29, 2019, the Company launched an ATM program of our common shares for up to $40.0 million. The Company has issued 5,260,968 shares with net proceeds of $17.9 million under its At-the-Market as of December 31, 2019. The Company has not issued any shares subsequent to the balance sheet date.

The remaining available proceeds through the offering is $21.4 million as of the date of this report. Based on the share price of the Company of $3.47 per share as of April 3, 2020 it would have resulted in 6,173,500 new shares being issued, if fully utilizing the remaining balance available through the ATM.